EXHIBIT 99.10


                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/S/ DREW KEITH                                       Chief Financial Officer
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                    12/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/S/ JESSICA L. WILSON                                Chief Accounting Officer
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                             12/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-1

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------
                                                        MONTH         MONTH           MONTH
                                       SCHEDULE      --------------------------------------
ASSETS                                  AMOUNT       OCTOBER 2000   NOVEMBER 2000
-------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                      $0             $0             $0
-------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                        $0             $0             $0
-------------------------------------------------------------------------------------------
3.  TOTAL CASH                               $0            $0             $0             $0
-------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                         $20,742        $20,742
-------------------------------------------------------------------------------------------
5.  INVENTORY                                              $0             $0             $0
-------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                       $0             $0             $0
-------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                       $0             $0             $0
-------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                 $39,149          $974           $974             $0
-------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                $39,149       $21,716        $21,716             $0
-------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                            $0             $0             $0
-------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                 $0             $0             $0
-------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                $0            $0             $0             $0
-------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                      $0             $0             $0
-------------------------------------------------------------------------------------------
14. OTHER  ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                             $0             $0             $0
-------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                    $0             $0             $0
-------------------------------------------------------------------------------------------
16. TOTAL ASSETS                        $39,149       $21,716        $21,716             $0
-------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                       $0             $0             $0
-------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                          $0             $0             $0
-------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                          $0             $0             $0
-------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                      $0             $0             $0
-------------------------------------------------------------------------------------------
21. SECURED DEBT                                           $0             $0             $0
-------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                    $0             $0             $0
-------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                            $0             $0             $0
-------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------
24. SECURED DEBT                                           $0             $0             $0
-------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                          $0             $0             $0
-------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                   ($16,740)      ($16,740)            $0
-------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                    $0             $0             $0
-------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES            $0      ($16,740)      ($16,740)            $0
-------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                        $0      ($16,740)      ($16,740)            $0
-------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                        $38,956        $38,956             $0
-------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                    ($500)         ($500)            $0
-------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------
33. TOTAL EQUITY                             $0       $38,456        $38,456             $0
-------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                          $0       $21,716        $21,716             $0
-------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-1

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                         SCHEDULE              MONTH               MONTH               MONTH
                                                        ---------------------------------------------------------
ASSETS                                    AMOUNT           OCTOBER 2000        NOVEMBER 2000
-----------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                                 $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                   $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                    $0                  $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                                    $20,742             $20,742
-----------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                         $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                  $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                  $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                      $39,149                $974                $974                  $0
-----------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                     $39,149             $21,716             $21,716                  $0
-----------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                                       $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                            $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                     $0                  $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                 $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                                        $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                               $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                             $39,149             $21,716             $21,716                  $0
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                  $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                     $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                     $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                 $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                      $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                               $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                       $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                      $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                                     $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                              ($16,740)           ($16,740)                 $0
-----------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                               $0                  $0                  $0
-----------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                 $0            ($16,740)           ($16,740)                 $0
-----------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                             $0            ($16,740)           ($16,740)                 $0
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                   $38,956             $38,956                  $0
-----------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                               ($500)              ($500)                 $0
-----------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                  $0             $38,456             $38,456                  $0
-----------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                $0             $21,716             $21,716                  $0
-----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-2

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------
                                                  MONTH             MONTH               MONTH
                                               ---------------------------------------------------       QUARTER
REVENUES                                       OCTOBER 2000      NOVEMBER 2000                            TOTAL
----------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                   $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                        $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                      $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                         $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                     $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                  $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                         $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                     $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                     $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                              $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                         $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                     $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                              $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                         $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                 $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                 $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                 $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                           $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                              $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                      $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                              $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                    $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                       $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-3

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------
                                              MONTH               MONTH             MONTH
CASH RECEIPTS AND                         -----------------------------------------------------      QUARTER
DISBURSEMENTS                             OCTOBER 2000         NOVEMBER 2000                          TOTAL
------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                   $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                  $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                 $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                    $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)              $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                              $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                              $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                        $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                 $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                          $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID               $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                       $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
16. UTILITIES                                   $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
17. INSURANCE                                   $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                            $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
20. TRAVEL                                      $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                               $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                       $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                    $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                 $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS               $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                           $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                           $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES               $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                               $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                         $0                  $0                $0                 $0
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-4

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


---------------------------------------------------------------------------------------------------------------------
                                                                 MONTH                MONTH                    MONTH
                                               SCHEDULE       -------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT        OCTOBER 2000        NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------------
1.  0-30                                                               $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
2.  31-60                                                              $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
3.  61-90                                                              $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
4.  91+                                                           $20,742             $20,742                     $0
---------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                     $0              $20,742             $20,742                     $0
---------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                    $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                     $0              $20,742             $20,742                     $0
---------------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES             MONTH: NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------------
                                         0-30             31-60             61-90             91+
TAXES PAYABLE                            DAYS             DAYS              DAYS             DAYS               TOTAL
---------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                               $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------
2.  STATE                                 $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                 $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                   $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                   $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                      $0               $0                $0               $0                  $0
---------------------------------------------------------------------------------------------------------------------


STATS OF POSTPETITION TAXES                            MONTH: NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------------
                                              BEGINNING              AMOUNT                                  ENDING
                                                 TAX              WITHHELD AND/          AMOUNT                TAX
FEDERAL                                       LIABILITY*           OR ACCRUED             PAID              LIABILITY
---------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                 $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                               $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                               $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                  $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
5.  INCOME                                        $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                           $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                           $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                   $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
9.  SALES                                         $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
10. EXCISE                                        $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                  $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                 $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                             $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                           $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                           $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                   $0                   $0                  $0                     $0
---------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-5

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                            MONTH: NOVEMBER 2000
BANK RECONCILIATIONS
                                                   ACCOUNT #1          ACCOUNT #2         ACCOUNT #3
-------------------------------------------------------------------------------------------------------------------
A.  BANK:                                          N/A
-------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                              N/A                                                       TOTAL
-------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                              N/A
-------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                             $0
-------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                       $0
-------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                           $0
-------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                $0
-------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                            $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                                 DATE OF           TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE         INSTRUMENT           PRICE            VALUE
-------------------------------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------------------------------
8.  N/A
-------------------------------------------------------------------------------------------------------------------
9.  N/A
-------------------------------------------------------------------------------------------------------------------
10. N/A
-------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                          $0               $0
-------------------------------------------------------------------------------------------------------------------


CASH
-------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                            $0
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                   $0
-------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-6

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                TYPE OF               AMOUNT          TOTAL PAID
         NAME                   PAYMENT                PAID             TO DATE
--------------------------------------------------------------------------------
1.  N/A
--------------------------------------------------------------------------------
2.  N/A
--------------------------------------------------------------------------------
3.  N/A
--------------------------------------------------------------------------------
4.  N/A
--------------------------------------------------------------------------------
5.  N/A
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                           $0                 $0
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                                    TOTAL
                      ORDER AUTHORIZING          AMOUNT             AMOUNT          TOTAL PAID          INCURRED
           NAME            PAYMENT              APPROVED             PAID             TO DATE          & UNPAID *
----------------------------------------------------------------------------------------------------------------------
1.  N/A
----------------------------------------------------------------------------------------------------------------------
2.  N/A
----------------------------------------------------------------------------------------------------------------------
3.  N/A
----------------------------------------------------------------------------------------------------------------------
4.  N/A
----------------------------------------------------------------------------------------------------------------------
5.  N/A
----------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                       $0                 $0                $0                 $0
----------------------------------------------------------------------------------------------------------------------
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS


-------------------------------------------------------------------------------------------------
                                              SCHEDULED          AMOUNTS
                                               MONTHLY             PAID              TOTAL
                                              PAYMENTS            DURING            UNPAID
                    NAME OF CREDITOR             DUE              MONTH          POSTPETITION
-------------------------------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------------------------------
2.  N/A
-------------------------------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------------------------------
6.  TOTAL                                                $0                 $0                $0
-------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-7

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: November 2000


QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                 YES       NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                                 YES       NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a non-operating entity. There are no assets or employees with which to
--------------------------------------------------------------------------------
cover with insurance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
  TYPE OF                                                        PAYMENT AMOUNT
  POLICY            CARRIER             PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------
    N/A
--------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42069-BJH                                  ACCRUAL BASIS

                                                            MONTH: November 2000

--------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                      FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------

     6 All Professional fees related to the Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  General                 This is a non-operating Company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     4           6        All assessments of uncollectible accounts receivable
                          are done at Kitty Hawk, Inc. Refer to Case #400-42141.
                          All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.

--------------------------------------------------------------------------------
     3          28        All payments are made by Kitty Hawk, Inc.
                          (Case #400-42141)
--------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                                    NOVEMBER 2000


8.  OTHER (ATTACH LIST)                    $        974 Reported
                                           ------------
        Intercompany Receivables                    974 Detail
                                           ------------
                                                      - Difference